Exhibit 10.18

LEASE TERM AND SUBLEASE TERMINATION AGREEMENT

THIS LEASE TERM AND SUBLEASE TERMINATION AGREEMENT ("Agreement"), effective as of July 16, 2018, is entered into by and between SWL Properties LLC, a Missouri limited liability company ("Landlord"), Seventh Wave Laboratories LLC, a Delaware limited liability company (herein “Sublessor”), and Cardinal Laboratories LLC, an Indiana limited liability company (herein “Tenant”).

W I T N E S S E T H:

WHEREAS, Sublessor and Tenant are parties to that certain Sublease dated July 2, 2018 ("Sublease") for the property and improvements located at 19 Worthington Access Drive, Maryland Heights, MO 63043 ("Property");

WHEREAS, Landlord and Tenant have entered into that certain Commercial Lease Agreement with an Effective Date of July 16, 2018 (“Lease”) for the Property; and

WHEREAS, Sublessor and Tenant wish to memorialize the termination of the Sublease, and Landlord and Tenant wish to memorialize the commencement date and expiration date of the Original Term of the Lease.

NOW, THEREFORE, in consideration of the Property as described in the Lease and the covenants set forth therein, Landlord, Sublessor, and Tenant agree as follows:

1.       The Termination Date (as defined in the Sublease) of the Sublease is July 16, 2018, effective immediately prior to the moment the Lease became effective.

2.       The Effective Date of the Lease is July 16, 2018. The Original Term of the Lease is seven (7) Lease Years commencing on July 16, 2018, and expiring on July 31, 2025.

3.       This Agreement may be executed in counterparts, each of which, when taken together, shall constitute one and the same document.  A facsimile or electronic signature of either party shall constitute an original signature of such party for all purposes.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, Landlord has executed this Agreement effective as of the day and year first above written.

LANDLORD:

SWL Properties LLC,

a Missouri limited liability company

By:	/s/ Kimberly L. Sagartz
Kimberly L. Sagartz, Member

IN WITNESS WHEREOF, Sublessor has executed this Agreement effective as of the day and year first above written.

SUBLESSOR:

Seventh Wave Laboratories LLC,

a Delaware limited liability company

By:	/s/ Kimberly L. Sagartz
Kimberly L. Sagartz, Member

IN WITNESS WHEREOF, Tenant has executed this Agreement effective as of the day and year first above written.

TENANT:

Cardinal Laboratories LLC,

an Indiana limited liability company

By:	/s/ Jill C. Blumhoff
Name:	Jill C. Blumhoff
Title:	Vice President